Exhibit 10.1

FIRST AMENDMENT TO THE

PURCHASE AND SALE AGREEMENT

This FIRST AMENDMENT TO THE PURCHASE AND SALE AGREEMENT (this “Amendment”), dated as of August 22, 2018 (such date, the “Amendment Effective Date”), is entered into by and among the following parties:

(i)	COMPUTER SCIENCES CORPORATION, as Servicer (in such capacity, the “Servicer”) and an Original Originator;

(ii)

THE VARIOUS PARTIES LISTED ON THE SIGNATURE PAGES HERETO AS ORIGINAL ORIGINATOR, as Originators under the Agreement described below (collectively, the “Original Originators” and each, an “Original Originator”);

(iii)	DXC TECHNOLOGY SERVICES LLC, as Additional Originator (the “Additional Originator” and together with the Original Originators, the “Originators”); and

(iv)	CSC RECEIVABLES LLC, as Buyer under the Agreement described below (the “Buyer”).

Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Agreement described below.

BACKGROUND

A.       The Original Originators, the Servicer and the Buyer entered into that certain Purchase and Sale Agreement, dated as of December 21, 2016 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Agreement”).

B.       Concurrently herewith, the Servicer, the Buyer, as seller, the Committed Purchasers, the Group Agents and the Administrative Agent are entering into that certain Third Amendment to the Receivables Purchase Agreement, dated as of the date hereof (the “Receivables Purchase Agreement Amendment”).

C.       The Additional Originator desires to join the Agreement as Originator thereunder on the Amendment Effective Date.

D.       The parties hereto desire to amend the Agreement as set forth herein.

NOW, THEREFORE, with the intention of being legally bound hereby, and in consideration of the mutual undertakings expressed herein, each party to this Amendment hereby agrees as follows:

SECTION 1.     Amendments to the Agreement. The Agreement is hereby amended as follows:

(a)       Schedule I of the Agreement is hereby replaced in its entirety with the schedule attached hereto as Schedule I.

(b)      Schedule II of the Agreement is hereby replaced in its entirety with the schedule attached hereto as Schedule II.

(c)       Schedule III of the Agreement is hereby replaced in its entirety with the schedule attached hereto as Schedule III.

SECTION 2.     Joinder of Additional Originator. The Additional Originator hereby agrees that it shall be bound by all of the terms, conditions and provisions of, and shall be deemed to be a party to (as if it were an original signatory to), the Agreement and each of the other relevant Transaction Documents. From and after the later of the date hereof and the date that the Additional Originator has complied with all of the requirements of Section 4.3 of the Agreement, the Additional Originator shall be an Originator for all purposes of the Agreement and all other Transaction Documents. The Additional Originator hereby acknowledges that it has received copies of the Agreement and the other Transaction Documents and that each of the Administrative Agent and each Group Agent hereby acknowledges that this Amendment shall be deemed to satisfy the requirements of Section 4.3(b) of the Agreement.

SECTION 3.     Representations and Warranties of the Originators and Servicer. The Originators and the Servicer hereby represent and warrant to each of the parties hereto as of the date hereof as follows:

(a)     Representations and Warranties. The representations and warranties made by such Person in the Agreement and each of the other Transaction Documents to which it is a party are true and correct as of the date hereof (unless such representations or warranties relate to an earlier date, in which case as of such earlier date).

(b)     Enforceability. The execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment, the Agreement (as amended hereby) and the other Transaction Documents to which it is a party are within its organizational powers and have been duly authorized by all necessary action on its part, and this Amendment, the Agreement (as amended hereby) and the other Transaction Documents to which it is a party are (assuming due authorization and execution by the other parties thereto) its valid and legally binding obligations, enforceable in accordance with its terms, except (x) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws from time to time in effect relating to creditors’ rights, and (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(c)     No Event of Default; No Purchase and Sale Termination Event. No Event of Termination, Unmatured Event of Termination, Non-Reinvestment Event, Unmatured Non-Reinvestment Event, Purchase and Sale Termination Event or Unmatured Purchase and Sale

Termination Event has occurred and is continuing, or would occur as a result of this Amendment or the transactions contemplated hereby.

SECTION 4.     Effect of Amendment; Ratification. All provisions of the Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Purchase and Sale Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein. The Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.

SECTION 5.     Effectiveness. This Amendment shall become effective as of the Amendment Effective Date, concurrently with the effectiveness to the Receivables Purchase Agreement Amendment, upon the Administrative Agent’s receipt of:

(a)       counterparts to this Amendment executed by each of the parties hereto; and

(b)       a copy of a Subordinated Note in favor of the Additional Originator, duly executed by the Buyer.

SECTION 6.     Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 7.     Transaction Document. This Amendment shall be a Transaction Document for purposes of the Receivables Purchase Agreement.

SECTION 8.     Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 9.     GOVERNING LAW AND JURISDICTION.

(a)       THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).

(b)       EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT THEY MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

SECTION 10.     Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

CSC RECEIVABLES LLC, as Buyer

By: /s/	H.C. Charles Diao
Name: H.C. Charles Diao
Title: President and Treasurer

COMPUTER SCIENCES CORPORATION, as Servicer and as an Original Originator

By: /s/	H.C. Charles Diao
Name: H.C. Charles Diao
Title: President and Treasurer

ALLIANCE-ONE SERVICES, INC., as an Original Originator

By: /s/	Phillip Ratcliff
Name: Phillip Ratcliff
Title: President

MYND CORPORATION, as an Original Originator

By: /s/	H.C. Charles Diao
Name: H.C. Charles Diao
Title: President and Treasurer

PDA SOFTWARE SERVICES LLC, as an Original Originator

By: /s/	H.C. Charles Diao
Name: H.C. Charles Diao
Title: President and Treasurer

CSC CYBERTEK CORPORATION, as an Original Originator

By: /s/	H.C. Charles Diao
Name: H.C. Charles Diao
Title: President and Treasurer

CSC AGILITY PLATFORM, INC., as an Original Originator

By: /s/	H.C. Charles Diao
Name: H.C. Charles Diao
Title: President and Treasurer

CSC CONSULTING, INC., as an Original Originator

By: /s/	H.C. Charles Diao
Name: H.C. Charles Diao
Title: President and Treasurer

DXC TECHNOLOGY SERVICES LLC, as an Additional Originator

By: /s/	H.C. Charles Diao
Name: H.C. Charles Diao
Title: President and Treasurer

Acknowledged by:

PNC BANK, NATIONAL ASSOCIATION as Administrative Agent

By: /s/ Christopher Blaney
Name: Christopher Blaney Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as Group Agent for its Purchaser Group

By: /s/ Christopher Blaney
Name: Christopher Blaney Title: Senior Vice President

WELLS FARGO, NATIONAL ASSOCIATION,
as Group Agent for its Purchaser Group

By: /s/ Eero Maki
Name: Eero Maki
Title: Managing Director

MUFG BANK, LTD.,
as Group Agent for its Purchaser Group

By: /s/ Christopher Pohl
Name: Christopher Pohl
Title: Managing Director

FIFTH THIRD BANK, as Group Agent for its Purchaser Group

By: /s/ Patrick Berning
Name: Patrick Berning
Title: Principal

MIZUHO BANK, LTD., as Group Agent for its Purchaser Group

By: /s/ Richard A. Burke
Name: Richard A. Burke
Title: Managing Director

THE TORONTO DOMINION BANK, as Group Agent for its Purchaser Group

By: /s/ Brad Purkis
Name: Brad Purkis
Title: Managing Director

Schedule I

LIST AND LOCATION OF EACH ORIGINATOR

Originator	Location
Alliance-One Services, Inc.	Delaware
Computer Sciences Corporation	Nevada
CSC Agility Platform, Inc.	Delaware
CSC Consulting, Inc.	Massachusetts
CSC Cybertek Corporation	Texas
Mynd Corporation	South Carolina
PDA Software Services LLC	Delaware
DXC Technology Services LLC	Delaware

Schedule II

LOCATION OF BOOKS AND RECORDS OF ORIGINATORS

[Information Redacted]

Schedule III

TRADE NAMES

[Information Redacted]

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